Exhibit 99.1

Investor Presentation March 20, 2013

Forward Looking Statements The following presentation contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. The assumptions and estimates underlying forward-looking statements are inherently uncertain and, although considered reasonable as of the date of preparation by the management team of our general partner, all of whom are employed by CVR Energy, Inc., are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective information. Accordingly, there can be no assurance that we will achieve the future results we expect or that actual results will not differ materially from expectations. You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to those set forth under “Risk Factors” in the Annual Report in Form 10-K for the year ended December 31, 2012 of CVR Refining, LP (the “Company”). CVR Energy, Inc. and the Company assume no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 1

Today’s presenters 2 Wyatt Jernigan EVP – Crude Oil Acquisition and Petroleum Marketing Jay Finks Director of Finance & Head of Investor Relations

Canada TX AR OK MO IA NE SD ND WY MT UT MN IL Houston Shidler Kansas City Cushing Midland Des Moines Sioux Falls Sioux City Oklahoma City Tulsa Topeka Seaway Pipeline Basin Pipeline Wichita Falls CO KS Plainville Phillipsburg Jayhawk Pipeline Spearhead Pipeline Denver Clearbrook Flanagan Enbridge Pipeline NM Bakken WI DJ Basin (Niobrara) Keystone Pipeline Salt Lake City Jackson Anadarko Basin (Miss Lime) Columbia Freeport Sugar Land Wichita Coffeyville Permian Basin LA Omaha Bartlesville Owns two of only seven refineries in the underserved Group 3 of the PADD II region – refining capacity of 185 thousand barrels per day (“Mbpd”) and a weighted average complexity of 11.5 between the two refineries Represents ~22% of regional refining capacity Strategic location and logistics assets provide access to price-advantaged mid-continent, Bakken and Canadian crude oils 100% of processed crude is priced by reference to WTI WTI currently(1) trading at $16.96 discount to Brent EIA estimates 2013E Brent-WTI differential of $16.41(2) Favorable products demand / supply dynamics, with local demand on average 16.9% higher than local fuel production over 2007-2011(3) Company Overview (1) ProphetX data as of 3/13/2013. (2) As per the EIA’s Short-term Energy Outlook dated March 12, 2012 (3) Based on EIA data, including gasoline and ultra-low sulfur diesel (ULSD) demand and production in the states of Kansas, Oklahoma, Missouri, Nebraska, and Iowa. (4) Data for year ended December 31, 2012. (5) Other includes pet coke, asphalt, natural gas liquids (“NGLs”), slurry, sulfur, gas oil and specialty products such as propylene and solvents, excludes internally produced fuel. Leading independent mid-con refiner with world class strategically located refineries and supporting logistics assets 3 Key operational data(4): Production (179,853 bpd) (5) Wynnewood Refinery CVR Refining Crude Transportation CVR Refining Crude Oil Pipeline Third-Party Crude Oil Pipeline CVR Refining Headquarters Other PADD II Group 3 refineries Coffeyville Refinery Legend Crude throughput (169,356 bpd) Gasoline 49.9% Distillate 40.6% Other 9.5% 1 Refinery Capacity Complexity (Mbpd) Coffeyville 115 12.9 Wynnewood 70 9.3 CVR Refining 185 11.5 Sweet 77.0% Medium 12.6% Heavy Sour 10.4% 1

115,000 bpd of crude throughput capacity 12.9 complexity Located in Kansas in Group 3 of the PADD II region Access to cost-advantaged, WTI price-linked crude oils (100% of crude slate) – local and Canadian ~100 miles from Cushing, Oklahoma High complexity refinery with year ended December 31, 2012 product yield including gasoline (49.6%), distillate (41.9%), and pet coke and other specialty products (8.5%) Sales and distribution primarily to the central mid-continent ~35% of FY 2011 products sold through the rack system directly to retail and wholesale customers ~65% of remaining FY 2011 products sold through pipelines (Magellan, Enterprise, and NuStar) via bulk spot and term contracts Over $700 million invested since 2005 to modernize the refinery and meet more stringent environmental, health, and safety requirements Two-phase turnaround completed in early 2012 at a total cost of ~$89 million High Quality Refineries: Coffeyville 2005 (Acquisition year) Current Operational Upgrades Invested $700 million since 2005 Now, one of the most flexible Mid-Con refineries Crude throughput capacity (bpsd) (4) <90,000 ~125,000 Feedstock flexibility No heavy sour Up to 25,000 bpd Complexity 10.3 12.9 Gathered Barrels Capacity (bpd) ~7,000 ~50,000 Summary Crude oil & product mix (1) Management’s proven track record (1) For twelve months ended December 31, 2012. (2) Other includes pet coke, asphalt, NGLs, slurry, sulfur and gas oil, excludes internally produced fuel. (3) Includes 5.0% by volume used as blendstock. (4) Barrels per stream day (“bpsd”). 4 Crude oil throughput Production 114,789 bpd 125,056 bpd Heavy sour 15.3% Light/medium sour 4.9% Sweet 79.8% Other (2) 8.5% Distillate 41.9% Gasoline 49.6% (3)

High Quality Refineries: Wynnewood 70,000 bpd of crude throughput capacity 9.3 complexity Located in Oklahoma in Group 3 of the PADD II region Access to local cost-advantaged, WTI price-linked crude oils (100% of crude slate) For the year ended December 31, 2012 product yield includes gasoline (50.6%), distillate (37.2%), asphalt and other products (12.2%) Sales and distributions primarily to Oklahoma market (~60%) ~12,000 bpd of gasoline and ULSD sold via the truck rack located at the refinery Non-Oklahoma gasoline and ULSD distributed in the mid-con region via Magellan pipeline Turnaround was completed in Q4 2012 for a total of ~$103 million Project Opportunity Logistics Opportunity to share feedstocks based on unit economics Crude slate Optimize crudes to improve consumed crude differentials and improve realized refining margin Rail options Wynnewood connected to a BNSF main line Property can accommodate new track and off-take infrastructure Storage options Currently 500,000 barrels of storage Sufficient land for significant additional storage / blending tanks Summary Actual LTM feedstock & product slate (1) Asset improvement opportunities 5 Crude oil & product mix (1) Light/medium sour 28.8% Production 54,567 bpd 54,797 bpd Crude oil throughput Sweet 71.2% (1) For year ended December 31, 2012. (2) Other includes asphalt, NGL’s, slurry, sulfur, gas oil and specialty products such as propylene and solvents, excludes internally produced fuel. (2) Gasoline 50.6% Distillate 37.2% Other 12.2%

Source: EIA and Wall Street research. (1) PADD II consolidated refinery statistics. (2) For the year ended December 31, 2012. (3) Operating expenses calculated on a per barrel of crude throughput and excluding SG&A and direct turnaround expenses. High Quality Assets Favorable high distillate yield (2) “Top quartile” consolidated asset profile (1) Low cost operator (operating expenses in $/bbl) (2) (3) 6 Median Capacity: 185.0 Median Complexity 9.7 NCRA CMC SR Capacity: 185 kbpd (Coffeyville & Wynnewood) Complexity: 11.5 (blended average) 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 0 50 100 150 200 250 300 350 400 450 500 550 600 650 700 Crude Unit Processing Capacity (000's bpd) Complexity Index $4.55 $4.89 $5.22 $5.85 $6.33 NTI CVR Refining HFC WNR TSO 41.5% 40.5% 39.0% 34.9% 32.1% WNR CVR Refining HFC TSO NTI

Strategically Located Mid-con Refineries CVR Refining asset locations Strategically located refineries Source: EIA and Wall Street research. Located in the Group 3 of the PADD II region which currently has access to lower cost mid-continent domestic sweet and sour crude oils Located near the current crude export bottleneck at Cushing Near emerging mid-continent shale plays such as the Niobrara in the DJ basin and the Mississippian Lime in Northern Oklahoma and Southwestern Kansas Near major pipelines (Keystone, Spearhead) with access to various light and heavy grade Canadian crude oils Close proximity to, and substantial storage capacity at, Cushing minimizes the likelihood of a supply interruption Supply-constrained products market with transportation and crude cost advantage relative to Gulf Coast refineries 7 Canada TX AR OK MO IA NE SD ND WY MT UT MN IL Houston Shidler Kansas City Cushing Midland Des Moines Sioux Falls Sioux City Oklahoma City Tulsa Topeka Seaway Pipeline Basin Pipeline Wichita Falls CO KS Plainville Phillipsburg Jayhawk Pipeline Spearhead Pipeline Denver Clearbrook Flanagan Enbridge Pipeline NM Bakken WI DJ Basin (Niobrara) Keystone Pipeline Salt Lake City Jackson Anadarko Basin (Miss Lime) Columbia Freeport Sugar Land Wichita Coffeyville Permian Basin LA Omaha Bartlesville Wynnewood Refinery CVR Refining Crude Transportation CVR Refining crude Oil Pipeline Third-Party Crude Oil Pipeline CVR Refining Headquarters Other PADD II Group 3 refineries Coffeyville Refinery Legend

Historical Forecast (MMbpd) 2016 – 2026 increase: + 48% 2011 – 2016 increase: + 41% Crude Advantage Sustainable Long Term We expect WTI to continue to trade at a discount to Brent over the long term, but anticipate that this discount will vary (and may decline) over time Canadian production currently exceeds existing transportation capacity south to the U.S. Increasing domestic and Canadian crude oil production Regional Play Oil and NGL Forecasts Western Canada Crude Oil Forecasts Source: Investment Technology Group. Note: Anadarko Basin includes Mississippian Lime, Granite Wash, Cleveland Tonkawa, Marmaton; DJ Niobrara includes horizontal wells only. Source: Canadian Association of Petroleum Refiners, “Crude Oil Forecast, Markets & Pipelines, June 2012.” Note: Oil sands includes upgraded conventional, imported condensate, manufactured diluent from upgraders and upgraded heavy volumes coming from upgraders. (MMbpd) 2016 – 2026 increase: + 29% 2011 – 2016 increase: + 68% 8 0 1 2 3 4 5 6 Conventional Oil Sands

Crude Advantage Sustainable Long Term (cont’d) Both refineries benefit from the current WTI-Brent differential – 100% of crude input priced with reference to WTI WTI price-linked crudes are currently trading at a historically wide discount to waterborne foreign crudes, such as Brent Ever-increasing mid-continent domestic and Canadian crude oil production, decreasing North Sea production, transportation infrastructure limitations and geopolitical factors are contributing to maintain this differential Currently capable of gathering ~50,000 bpd of crudes from our gathering area at a discount to WTI Volumes are expected to increase further with the growth in the logistics infrastructure – targeting ~10% growth per annum 2013E Brent-WTI differential of $16.41, according to EIA’s Short-term Energy Outlook dated March 12, 2012 Favorable crude differentials Spot crude differentials ($/bbl) 9 Source: ProphetX as of 3/13/2013. Historical Forward Current as of 3/13/13: Average (1/1/2005 – 2/4/2013): ($19.83) ($16.83) WCS - WTI ($16.96) ($4.19) WTI - Brent NTM average: ($13.44) ($21.37) ($36.79) ($21.82) WCS - Brent ($34.81) ($0.25) ($0.71) WTI at Midland - WTI NA Brent Differentials Current as of 11/2/12: Average (1/1/2005 - 11/2/2012): ($27.26) ($3.94) WTI at Midland - Brent ($27.66) ($7.06) WTS - Brent ($52.51) ($19.20) WCS - Brent $(70.00) $(50.00) $(30.00) $(10.00) $10.00 $30.00 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15

Complementary Logistics Assets Logistics overview ~6.0MMbbls of total storage capacity, including ~6% of total crude oil storage capacity at Cushing 35,000 bpd of contracted capacity on the Keystone and Spearhead pipelines Currently gathering ~50,000 bpd of price-advantaged crudes from Kansas, Nebraska, Oklahoma, Missouri and Texas 350 miles of owned pipelines and over 125 crude oil transports and associated storage facilities Grown from ~7,000 bpd in 2005 to ~50,000 bpd currently and targeting growth of ~10% per year CVR Refining gathering network Crude storage owned / leased Total consumed crude discount to WTI (MMbbls) 10 Greater than 3,000 bpd 1,000 to 3,000 bpd 500 to 999 bpd 100 to 499 bpd 0 to 99 bpd Coffeyville Refinery Wynnewood Refinery CVR Refining Headquarters Legend Volumes gathered: Mississippian Lime 1.7 3.3 1.0 Cushing owned Wynnewood, Coffeyville, and gathering system Cushing leased 6.0 ($8.00) ($6.00) ($4.00) ($2.00) $0.00 $2.00 $4.00 1Q'07 2Q'07 3Q'07 4Q'07 1Q'08 2Q'08 3Q'08 4Q'08 1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 2Q'10 3Q'10 4Q'10 1Q'11 2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 $/bbl

CVR Refining benefits from the favorable supply – demand dynamics for gasoline and distillates in its key supply area (Kansas, Oklahoma, Missouri, Nebraska, and Iowa) Since the mid-1990s, demand for gasoline and distillates in our key supply area has exceeded production, resulting in a need for imports from other regions, specifically from the U.S. Gulf Coast Over the five-year period ended December 31, 2011, local gasoline and distillate demand exceeded production by an average of 16.9% Group 3 market prices typically include a premium equivalent to the logistics cost for U.S. Gulf Coast suppliers to ship products into the region but this may vary PADD II Group 3 2-1-1 benchmark was on average $1.54/bbl above NYMEX 2-1-1 over 2007 – 2011 Favorable Local End Product Supply-Demand 11 Regional supply and demand for distillates (1) (Mbpd) Regional supply and demand for gasoline (1) (Mbpd) Source: EIA; Distillates include jet fuel, kerosene and distillate fuel oil. (1) Based on data for the following states: Kansas, Oklahoma, Missouri, Nebraska and Iowa. PADD II Group 3 product pricing advantage 274 306 297 318 311 354 360 328 367 362 2007 2008 2009 2010 2011 Distillate production Total distillate sales

Strong Operating Track Record Utilization rate (1) High average annual refining utilization rate of 93.3% over 2009 – 2012 Source: Company data and peer group filings. (1) Refinery utilization defined as crude throughput divided by the capacity of the refinery. (2) 2009 and 2010 utilization rate is not pro forma for the Wynnewood acquisition. (3) 2011 utilization rate is full year pro forma for Wynnewood acquisition. 12 (2) (2) (3) 93.3% 94.1% 98.6% 92.4% 91.5% 2009 - 2012 average 2009 2010 2011 2012 95.0% 94.1% 98.6% 92.4% 93.1% 2009 - 2011 average 2009 2010 2011 YTD Sept 30, 2012 2009 - 2011 p eer average: 87.1% 87.1%

Financial Overview

Source: Company filings. Note: 2009 and 2010 numbers for Coffeyville only. (1) Refining margin per crude oil throughput barrel adjusted for FIFO impact. Calculated as the difference between net sales and cost of product sold (exclusive of depreciation and amortization) adjusted for FIFO impact. (2) Represents EBITDA adjusted for FIFO impact, share-based compensation, loss on extinguishment of debt, major scheduled turnaround expenses, Wynnewood acquisition transaction fees and integration expenses, loss on disposition of assets and net unrealized gain (loss) on derivatives. Historical Financial Summary Refinery crude throughput Refining gross margin (1) Capital expenditures 14 Adjusted EBITDA (2) (mbpd) ($ in millions) ($/bbl) ($ in millions) Pro forma for Wynnewood acquisition Pro forma for Wynnewood acquisition Pro forma for Wynnewood acquisition Pro forma for Wynnewood acquisition 108.2 113.4 162.4 169.4 2009 2010 2011 2012 $147.0 $153.0 $843.0 $1,176.2 2009 2010 2011 2012 $8.93 $8.07 $20.67 $26.98 2009 2010 2011 2012 $34.0 $21.2 $87.6 $120.2 2009 2010 2011 2012

Hedging Policy Locks in Attractive Spreads Hedged an average of ~68,000 bpd of production for 2013 and ~12,000 bpd in 2014 Crack spreads hedged at an average $26.43/bbl for 2013 and $33.10/bbl for 2014 Hedging provides protection in a downside scenario Ability to cover costs in a severe downside scenario 15 (1) Hedged crack spreads represent weighted-average price of all positions for respective quarters. Data as of March 11, 2013. Commodity Swaps Barrels Fixed Price(1) Fourth Quarter 2012 5,850,000 23.50 First Quarter 2013 6,375,000 24.95 Second Quarter 2013 5,400,000 26.85 Third Quarter 2013 5,175,000 25.31 Fourth Quarter 2013 3,525,000 24.66 Total 26,325,000 25.05 Hedging Summary(1) 6.6 7.7 5.8 4.9 3.0 1.2 0.1 0.1 $15.00 $17.00 $19.00 $21.00 $23.00 $25.00 $27.00 $29.00 $31.00 $33.00 $35.00 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Hedged bbls (millions) Hedged crack spread ($/bbl)

Financial Strategy On the closing of the MLP IPO, the cash balance at CVRR was ~$340 million, which includes amounts for unpaid Wynnewood turnaround expenses incurred in Q4 2012 Strong liquidity through committed credit facilities ($400 million ABL) Intermediation arrangement with Vitol reduces working capital requirements Liquidity management Capital structure The $500.0 million of Notes are unsecured Debt covenants allow for distributions when fixed charge coverage ratio is 2.5x or higher $150 million senior unsecured credit facility with CVR Energy to fund future growth capex program Distributions Variable distribution with no MQD and no IDRs – 100% of available cash to be distributed Wynnewood turnaround expense in Q4 2012 to be paid and near term environmental capex to be prefunded with IPO proceeds Going forward, cash to be reserved ratably for turnaround costs associated with both refineries 16

Appendix

 EBITDA. EBITDA represents net income before income tax expense, interest expense and other financing costs and depreciation and amortization. Management believes that EBITDA provides relevant and useful information that enables investors to better understand and evaluate our ongoing operating results and allows for greater transparency in review of our overall financial, operational and economic performance. 18 Non-GAAP Financial Measures

 Adjusted EBITDA. Adjusted EBITDA represents EBITDA adjusted for FIFO impacts (favorable) unfavorable, share-based compensation, major scheduled turnaround expenses, loss on disposition of fixed assets, unrealized (gain) loss on derivatives, net, loss on extinguishment of debt and expenses associated with the Gary-Williams acquisition. Management believes that adjusted EBITDA provides relevant and useful information that enables investors to better understand and evaluate our ongoing operating results and allows for greater transparency in the reviewing of our overall financial, operational and economic performance. 19 Non-GAAP Financial Measures (cont’d)

 Direct Operating Expenses (Excluding Major Scheduled Turnaround Expenses) Per Crude Oil Throughput Barrel. Direct operating expenses excluding major scheduled turnaround expenses per crude oil throughput barrel is a measurement calculated by excluding major scheduled turnaround expenses from direct operating expenses (exclusive of depreciation and amortization) divided by our refineries’ crude oil throughput volumes for the respective periods presented. Direct operating expenses excluding major scheduled turnaround expenses per crude oil throughput barrel is a supplemental measure of our performance that is not required by, nor presented in accordance with, GAAP. Management believes direct operating expenses excluding major scheduled turnaround expenses per crude oil throughput most directly represents ongoing direct operating expenses at our refineries. 20 Non-GAAP Financial Measures (cont’d)

Gross Profit (Excluding Major Scheduled Turnaround Expenses and Adjusted for FIFO Impact) Per Crude Oil Throughput Barrel. Gross profit excluding major scheduled turnaround expenses and adjusted for FIFO impact per crude oil throughput barrel is calculated as the difference between net sales, cost of product sold (exclusive of depreciation and amortization) adjusted for FIFO impact, direct operating expenses (exclusive of depreciation and amortization) excluding scheduled turnaround expenses divided by our refineries’ crude oil throughput volumes for the respective periods presented. Gross profit excluding major scheduled turnaround expenses and adjusted for FIFO impact is a non-GAAP measure that should not be substituted for gross profit or operating income. Management believes it is important to investors in evaluating our refineries’ performance and our ongoing operating results. Our calculation of gross profit excluding major scheduled turnaround expenses and adjusted for FIFO impact per crude oil throughput may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. 21 Non-GAAP Financial Measures (cont’d)

 Refining Margin Per Crude Oil Throughput Barrel. Refining margin per crude oil throughput barrel is a measurement calculated as the difference between net sales and cost of product sold (exclusive of depreciation and amortization) divided by our refineries’ crude oil throughput volumes for the respective periods presented. Refining margin per crude oil throughput barrel is a non-GAAP measure that should not be substituted for gross profit or operating income. Management believes this measure is important to investors in evaluating our refineries’ performance as a general indication of the amount above our cost of product sold that we are able to sell refined products. Our calculation of refining margin per crude oil throughput barrel may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. We use refining margin per crude oil throughput barrel as the most direct and comparable metric to a crack spread which is an observable market indication of industry profitability. 22 Non-GAAP Financial Measures (cont’d)

 Refining Margin Per Crude Oil Throughput Barrel Adjusted for FIFO Impact. Refining margin per crude oil throughput barrel adjusted for FIFO impact is a measurement calculated as the difference between net sales and cost of product sold (exclusive of depreciation and amortization) adjusted for FIFO impact divided by our refineries’ crude oil throughput volumes for the respective periods presented. Refining margin adjusted for FIFO impact is a non-GAAP measure that we believe is important to investors in evaluating our refineries’ performance as a general indication of the amount above our cost of product sold (taking into account the impact of our utilization of FIFO) that we are able to sell refined products. Our calculation of refining margin adjusted for FIFO impact may differ from calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. Under our FIFO accounting method, changes in crude oil prices can cause fluctuations in the inventory valuation of our crude oil, work in process and finished goods, thereby resulting in favorable FIFO impacts when crude oil prices increase and unfavorable FIFO impacts when crude oil prices decrease. 23 Non-GAAP Financial Measures (cont’d)

 (a) FIFO is our basis for determining inventory value on a GAAP basis. Changes in crude oil prices can cause fluctuations in the inventory valuation of our crude oil, work in process and finished goods thereby resulting in favorable FIFO impacts when crude oil prices increase and unfavorable FIFO impacts when crude oil prices decrease. The FIFO impact is calculated based upon inventory values at the beginning of the accounting period and at the end of the accounting period. Non-GAAP Financial Measures (cont’d) 24 ($ in millions) CVR Refining, LP Pro Forma Year Ended December 31, 2009 2010 2011 2012 2011 (unaudited) Net Income 64.6 $ 38.2 $ 480.3 $ 595.3 $ 749.0 $ Add: Interest expense and other financing costs 43.8 49.7 53.0 76.2 41.7 Depreciation and amortization 64.4 66.4 69.8 107.6 98.9 EBITDA 172.8 154.3 603.1 779.1 889.6 Add: FIFO impact (favorable)/unfavorable (a) (67.9) (31.7) (25.6) 58.4 (46.6) Share-based compensation 2.5 11.5 8.9 18.5 8.9 Loss on disposition of assets - 1.3 2.5 - 2.5 Loss on extinguishment of debt 2.1 16.6 2.1 37.5 2.1 Wynnewood acquisition transaction fees and integration expenses - - 5.2 11.0 5.2 Major scheduled turnaround expense - 1.2 66.4 123.7 66.4 Unrealized (gain) loss on derivatives, net 37.8 (0.6) (85.3) 148.0 (85.4) Adjusted EBITDA 147.3 $ 152.6 $ 577.3 $ 1,176.2 $ 842.7 $ CVR Refining, LP Historical Combined Year Ended December 31,

 Non-GAAP Financial Measures (cont’d) 25 ($ in millions, except per barrel data) CVR Refining, LP Pro Forma Year Ended December 31, 2009 2010 2011 2012 2011 (unaudited) Direct operating expenses 142.2 $ 153.1 $ 247.7 $ 426.5 $ 345.0 $ Less: major scheduled turnaround expense - (1.2) (66.4) (123.7) (66.4) Direct operating expenses excluding major scheduled turnaround expenses 142.2 151.9 181.3 302.8 278.6 Crude oil throughput (bpd) 108,226 113,365 103,702 169,356 162,437 Direct operating expenses excluding major scheduled turnaround expenses per crude oil throughput barrel 3.60 $ 3.67 $ 4.79 $ 4.89 $ 4.70 $ CVR Refining, LP Historical Combined Year Ended December 31,

 Non-GAAP Financial Measures (cont’d) 26 ($ in millions, except per barrel data) CVR Refining, LP Pro Forma Year Ended December 31, 2009 2010 2011 2012 2011 (unaudited) Net sales 2,936.5 $ 3,905.6 $ 4,752.8 $ 8,281.7 $ 7,398.3 $ Cost of product sold 2,515.9 3,539.8 3,927.6 6,667.5 6,126.0 Direct operating expenses 142.2 153.1 247.7 426.5 345.0 Depreciation and amortization 64.4 66.4 69.8 107.6 98.9 Gross profit 214.0 146.3 507.7 1,080.1 828.4 Add: Major scheduled turnaround expense - 1.2 66.4 123.7 66.4 FIFO impact (favorable)/unfavorable (67.9) (31.7) (25.6) 58.4 (46.6) Gross profit excluding major scheduled turnaround expenses and 146.1 115.8 548.5 1,262.2 848.2 adjusted for FIFO impact Crude oil throughput (bpd) 108,226 113,365 103,702 169,356 162,437 Gross profit excluding major scheduled turnaround expenses and 3.70 $ 2.80 $ 14.49 $ 20.36 $ 14.31 $ adjusted for FIFO impact per barrel CVR Refining, LP Historical Combined Year Ended December 31,

 Non-GAAP Financial Measures (cont’d) 27 ($ in millions, except per barrel data) CVR Refining, LP Pro Forma Year Ended December 31, 2009 2010 2011 2012 2011 (unaudited) Net sales 2,936.5 $ 3,905.6 $ 4,752.8 $ 8,281.7 $ 7,398.3 $ Less: cost of product sold 2,515.9 3,539.8 3,927.6 6,667.5 6,126.0 Refining margin 420.6 365.8 825.2 1,614.2 1,272.3 FIFO impact (favorable)/unfavorable (67.9) (31.7) (25.6) 58.4 (46.6) Refining margin adjusted for FIFO impact 352.7 334.1 799.6 1,672.6 1,225.7 Crude oil throughput (bpd) 108,226 113,365 103,702 169,356 162,437 Refining margin per crude oil throughput barrel 10.65 $ 8.84 $ 21.80 $ 26.04 $ 21.46 $ Refining margin per crude oil throughput barrel adjusted for FIFO impact 8.93 $ 8.07 $ 21.12 $ 26.98 $ 20.67 $ CVR Refining, LP Historical Combined Year Ended December 31,